Exhibit 23.1
                                                                   ------------



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2003 relating to the financial statements of Hartmarx Corporation, which appears in Hartmarx Corporation's Annual Report on Form 10-K for the year ended November 30, 2003.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chicago, Illinois
July 15, 2003